SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2010

CrowdGather, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52143	20-2706319
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20300 Ventura Blvd. Suite 330, Woodland Hills, CA 91364
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (818) 435-2472

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers.

On November 19, 2010, CrowdGather, Inc., a Nevada corporation (the “Registrant”) held its 2010 Annual Meeting of shareholders. At the meeting, the Registrant’s shareholders re-elected Sanjay Sabnani, Jonathan Dariyanani, James Sacks, and Chuck Timpe to serve a one-year term and be subject to re-election next year.  The biographies of Messrs. Sabnani, Dariyanani, Sacks, and Timpe, which are included in the Registrant’s Definitive Proxy Statement filed on October 12, 2010, are hereby incorporated by reference.

Item 5.05 Amendment to the Registrant’s Code of Ethics or Waiver of a Provision of the Code of Ethics.

On November 19, 2010, the Registrant’s Board of Directors adopted a Code of Conduct and Ethics for Employees and Directors ("Code of Ethics").  The Code of Ethics is attached hereto as Exhibit 14.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

Annual Meeting of Shareholders

On November 19, 2009, the Registrant held its annual meeting of shareholders at the Registrant’s offices. During the annual meeting of shareholders, votes were held on the following matters:

1.  To reelect four directors, Sanjay Sabnani, Jonathan Dariyanani, James Sacks, and Chuck Timpe, to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified.

2. To ratify the selection of Q Accountancy Corporation as the Registrant’s independent registered public accounting firm for the 2011 fiscal year.

Only stockholders of record at the close of business on October 15, 2010 were entitled to vote at the annual meeting. The inspector of elections determined that the shares represented at the meeting in person and by proxy constituted a quorum. The stockholders approved all of the proposals set forth above and elected the four individuals listed above as directors.  No other business was brought before the Annual Meeting.

The disclosure in Item 5.02 is incorporated herein by reference.

Item 7.01  Regulation of FD Disclosure.

On November 22, 2010, the Registrant intends to issue a press release to announce the results of the 2010 annual meeting of shareholders held November 19, 2010.  A copy of the press release is attached hereto as Exhibit 99.1

The Registrant is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On November 19, 2010, the Registrant's Board of Directors adopted an Audit Committee Charter and appointed Chuck Timpe and James Sacks as members of the Audit Committee.  The Audit Committee Charter is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Description of Exhibit
14.1	Code of Conduct and Ethics for Employees and Directors
99.1	Press Release
99.2	Audit Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdGather, Inc.

Date: November 19, 2010	By:	/s/ Sanjay Sabnani
Sanjay Sabnani Chief Executive Officer